SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS NEEDED

PLEASE VOTE YOUR PROXY TODAY

April 1, 2021

Dear Fellow Stockholder:

The 2021 Annual Meeting of Stockholders of Dow Inc. is quickly approaching. Proxy materials were recently mailed to you, and your vote is important to us. Our records indicate your vote has not yet been received.

We encourage you to participate in the governance of your Company by voting your shares. Six agenda items will be voted on during the April 15 meeting.

The Board of Directors recommends that stockholders vote FOR Agenda Items 1, 2, 3, 4 and 5, and AGAINST Agenda Item 6.

Please review the additional information regarding each of these items in their entirety, which can be found in the 2021 Proxy Statement.

Please vote today. We have enclosed a priority mail envelope for your use. Alternatively, voting online represents a prompt and efficient way to record your vote. You may also call the toll-free number if you prefer.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-399-1581.

Thank you for your continued support. We appreciate your vote.

Sincerely,

Amy E. Wilson

General Counsel and Corporate Secretary

Midland, Michigan USA

YOUR VOTE IS NEEDED

PLEASE VOTE YOUR PROXY TODAY

April 1, 2021

Dear Fellow Stockholder:

The 2021 Annual Meeting of Stockholders of Dow Inc. is quickly approaching. Proxy materials were recently emailed to you, and your vote is important to us. We are reaching out by mail because our records indicate your vote has not yet been received.

We encourage you to participate in the governance of your Company by voting your shares. Six agenda items will be voted on during the April 15 meeting.

The Board of Directors recommends that stockholders vote FOR items 1, 2, 3, 4 and 5, and AGAINST item 6.

Please review the additional information regarding each of these items in their entirety, which can be found in the 2021 Proxy Statement.

Please vote today. We have enclosed a priority mail envelope for your use. Alternatively, voting online represents a prompt and efficient way to record your vote. You may also call the toll-free number if you prefer.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-399-1581.

This mailing will not change your preference to receive proxy materials by email. If you think we may have an incorrect or outdated email address, after submitting your vote online, select “sign up for email delivery” to change your email address.

Thank you for your continued support. We appreciate your vote.

Sincerely,

Amy E. Wilson

General Counsel and Corporate Secretary

Midland, Michigan USA